SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 9, 2012, the Company held its annual meeting of stockholders. The following matters set forth in the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2012 (the “Proxy Statement”), were voted on at the Company’s annual meeting of stockholders and the results of such voting is indicated below. The effect of abstentions and broker non-votes is described in the Proxy Statement.

1. The seven nominees listed below were elected as directors of the Company to serve until the Company’s next annual meeting and until such directors’ successors are duly elected and qualified. The nominees received the respective votes set forth opposite their names below:

Nominee	FOR	%	AGAINST	%	ABSTAIN	%	BROKER NON-VOTE
William L. Bolster	57,834,819	77.01	17,239,593	22.96	21,593	0.03	8,144,479
Thomas M. Joyce	73,590,697	98.00	1,479,026	1.97	26,282	0.03	8,144,479
James W. Lewis	74,289,351	98.92	785,211	1.05	21,443	0.03	8,144,479
James T. Milde	58,265,166	77.58	16,810,626	22.93	20,213	0.03	8,144,479
Christopher C. Quick	57,858,515	77.04	17,218,247	22.93	19,243	0.03	8,144,479
Daniel F. Schmitt	74,764,578	99.56	309,580	0.41	21,847	0.03	8,144,479
Laurie M. Shahon	57,860,893	77.04	17,215,886	22.93	19,226	0.03	8,144,479

There was no solicitation in opposition to the nominees proposed to be elected by the holders of the Class A Common Stock in the Proxy Statement.

2. Advisory (non-binding) vote on named executive officer compensation. Voting results on this proposal were as follows:

FOR: 23,694,004 (31.55%) AGAINST: 50,372,902 (67.08%) ABSTAIN: 1,029,099 (1.37%) BROKER NON-VOTE: 8,144,479

The Board of Directors will take this advisory vote under consideration.

3. Ratification of appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2012. Voting results on this proposal were as follows:

FOR: 82,440,478 (99.04%) AGAINST: 743,304 (0.89%) ABSTAIN: 56,702 (0.07%) BROKER NON-VOTE: 0

4. Vote on a stockholder proposal regarding an amendment to the Company’s Amended and Restated By-Laws to allow holders of 10% of the Company’s common stock (or lowest percentage of common stock permitted by state law) to call special meetings of stockholders. Voting results on this proposal were as follows:

FOR: 12,850,792 (17.11%) AGAINST: 62,207,977 (82.84%) ABSTAIN: 37,236 (0.05%) BROKER NON-VOTE: 8,144,479

Further information regarding these matters is contained in the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: May 9, 2012

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Deputy General
Counsel and Assistant Secretary